Before You Invest

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including its statement of additional information (SAI) and most recent reports to shareholders, online at http://www.crawfordinvestmentfunds.com/resources. You can also get this information at no cost by calling
(800) 431-1716 or by sending a written request to Crawford Dividend Growth Fund, c/o Huntington Asset Services, Inc., P.O. Box 6110, Indianapolis, Indiana, 46206. This Summary Prospectus incorporates by reference the Fund’s entire prospectus and SAI, each dated April 30, 2014.

Investment Objective

The investment objective of the Crawford Dividend Growth Fund (the “Fund”) is total return. Total return is comprised of both capital appreciation and income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class I	Class C
Shareholder Fees (fees paid directly from your investment)
Maximum Deferred Sales Charge (Load)[1]	NONE	1.00%
Redemption Fee	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%
Distribution and Shareholder Service (12b-1) Fees	NONE	1.00%
Other Expenses	0.39%	0.39%
Total Annual Fund Operating Expenses	0.89%	1.89%
Expense Recapture[2]	0.09%	0.09%
Total Annual Fund Operating Expenses (After Expense Recapture)	0.98%	1.98%

[1]	The Fund charges this fee on Class C shares redeemed within one year of purchase.
[2]

The Fund’s Advisor has agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses, excluding 12b-1 fees of 1.00% (Class C only); brokerage fees and commissions; borrowing costs; taxes; acquired fund fees and expenses and extraordinary litigation expenses, do not exceed 0.98% through April 30, 2015. This expense cap may not be terminated prior to this date except by the Board of Trustees. Each waiver or reimbursement is subject to recoupment by the Advisor within three years, provided that the Fund is able to make the repayment without exceeding the 0.98% expense limitation.

Expense Example

This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses for the respective share class remain the same. Only the 1 year numbers shown below reflect the Advisor’s agreement to waive fees and/or reimburse Fund expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class I

1 Year	3 Years	5 Years	10 Years
$100	$293	$502	$1,104

Class C

	1 Year	3 Years	5 Years	10 Years
Without contingent deferred sales charge	$201	$603	$1,030	$2,219
With contingent deferred sales charge	$299	$603	$1,030	$2,219

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the Expense Example, above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.

CRAWFORD DIVIDEND GROWTH FUND • 600 GALLERIA PARKWAY, NW • SUITE 1650 • ATLANTA, GA 30339

Principal Investment Strategies

The Fund invests primarily in common stocks of large capitalization companies that demonstrate a consistent pattern of earnings and dividend growth. Crawford Investment Counsel, Inc., (the “Advisor”) utilizes a bottom-up approach to stock selection, focusing on company fundamentals. The Advisor seeks high quality companies with strong balance sheets, predictable earnings and cash flow growth and a history of dividend growth. The Advisor’s goal is to identify companies that the Advisor believes have market prices that do not reflect their true values and that have above-average total return potential.

The Advisor’s investment discipline is value-oriented and emphasizes fundamental research and long-term decision making. When selecting portfolio companies, the Advisor’s research process starts with a universe of companies that have at least a ten-year history of paying and/or growing dividends. The Advisor then selects a portfolio of companies it believes are undervalued that present an attractive trade-off between risk and return. The Advisor seeks to buy high quality securities at attractive valuations and identifies a catalyst that is expected to produce superior return.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities of companies that pay regular dividends. The Fund may invest its assets in equity securities of foreign issuers, directly or indirectly through American Depositary Receipts (“ADRs”) or other types of depositary receipts. ADRs are receipts, issued by domestic banks, for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. ADRs may be sponsored or unsponsored.

The Fund may at times overweight certain economic sectors in comparison to its benchmark because the Advisor seeks the best investment opportunities regardless of sector. The Advisor generally purchases securities for the long-term. As a result, the Advisor believes the Fund will have low turnover, which should help minimize short-term capital gains and postpone long-term capital gains. However, when the Advisor deems that changes will benefit the Fund, portfolio turnover will not be a limiting factor.

Principal Risks

All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not insured or guaranteed by any government agency. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund. Below are some of the specific risks of investing in the Fund.

•	Market Risk. Market risk involves the possibility that the Fund’s investments in equity securities will decline because of falls in the stock market.
•	Value Risk. Investing in “value” stocks presents the risk that the stocks may never reach what the Advisor believes are their full market values.
•	Large Cap Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.
•	Management Risk. The Advisor’s value-oriented approach may fail to produce the intended results.
•	Foreign Securities Risk. Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets.
•	Sector Risk. To the extent that the Fund focuses in one or more industries or sectors, factors affecting those industries or sectors could affect Fund performance.

CRAWFORD DIVIDEND GROWTH FUND • 600 GALLERIA PARKWAY, NW • SUITE 1650 • ATLANTA, GA 30339

Performance

The bar chart below shows how the Fund’s investment results have varied from year to year as represented by the performance of Class I shares. The table below shows how the Fund’s average annual total returns compare over time to those of two broad-based securities market indices. This information provides some indication of the risks of investing in the Fund. Past performance of the Fund is not necessarily an indication of how it will perform in the future.

Annual Total Return (years ended December 31st)

Highest/Lowest quarterly results during this time period were:

Best Quarter:	4th Quarter, 2011, 12.70%
Worst Quarter:	4th Quarter, 2008, (20.78)%

Average Annual Total Returns (for the periods ended December 31, 2013)

	One Year	Five Years	Since Inception[1]
Class I
Return Before Taxes	27.26%	13.56%	5.63%
Return After Taxes on Distributions	24.57%	12.57%	4.95%
Return After Taxes on Distributions and Sale of Fund Shares	17.49%	10.97%	4.52%
Class C
Return Before Taxes	26.05%	12.53%	4.42%

			Class I1	Class C1
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	32.39%	17.94%	7.44%	7.04%

			Class I1	Class C1
Russell 1000 Value Index (reflects no deductions for fees, expenses or taxes)	32.53%	16.67%	7.62%	7.24%

[1]	Inception date for Class I shares is January 5, 2004. Inception date for Class C shares is January 27, 2004.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class I only and after-tax returns for Class C will vary.

Current performance of the Fund may be lower or higher than the performance quoted above. Performance data current to the most recent month end may be obtained by calling (800) 431-1716, a toll-free number, or data current to the most recent quarter end may be accessed on the Fund’s website at www.crawfordinvestmentfunds.com.

CRAWFORD DIVIDEND GROWTH FUND • 600 GALLERIA PARKWAY, NW • SUITE 1650 • ATLANTA, GA 30339

Crawford Dividend Growth Fund

c/o: Huntington Asset Services, Inc.

P.O. Box 6110

Indianapolis, IN 46206

Portfolio Management

Investment Advisor

Crawford Investment Counsel, Inc.

Portfolio Managers

The following portfolio managers have been jointly responsible for the day-to-day management of the Fund since its inception in January 2004:

•	John H. Crawford, III – Chief Investment Officer of the Advisor
•	David B. Crawford, CFA – President of the Advisor

Purchase and Sale of Fund Shares

Minimum Initial Investment

Class I – $10,000 for all account types

Class C – $2,500 for all account types

To Place Buy or Sell Orders

By Mail:	Crawford Dividend Growth Fund c/o: Huntington Asset Services, Inc. P.O. Box 6110 Indianapolis, IN 46206 By Phone: (800) 431-1716

There is no minimum amount for subsequent investments.

You may sell or redeem shares through your financial intermediary. Please contact your financial intermediary directly to find out if additional requirements apply.

Tax Information

The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan, IRA or 529 college savings plan. Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

CRAWFORD DIVIDEND GROWTH FUND • 600 GALLERIA PARKWAY, NW • SUITE 1650 • ATLANTA, GA 30339